                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of report: July 8, 1999
                   Newcourt Equipment Trust Securities 1998-2


 A New York                     Commission File             I.R.S. Employer
 Corporation                     NO. 333-34793              No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500

Newcourt Equipment Trust Securities 1998-2
Monthly Servicing Report
Determination Date:       July 8, 1999         Payment Date:      July 15, 1999
Collection Period:       June 30, 1999

Item 5.      Other
  I.    Information Regarding the Contracts

  1.  Contract Pool Principal Balance
      a. Beginning of Collection Period                             $ 1,085,971,637.91
      b. End of Collection Period                                   $ 1,045,538,072.68
      c. Reduction for Collection Period                            $    40,433,565.23
  2.  Delinquent Scheduled Payments
      a. Beginning of Collection Period                             $    14,370,504.04
      b. End of Collection Period                                   $    13,551,484.31
  3.  Liquidated Contracts
      a. Number of Liquidated Contracts
         with respect to Collection Period                                         529
                                                                                   ---
      b. Required Payoff Amounts of Liquidated Contracts            $     4,243,893.02
      c. Total Reserve for Liquidation Expenses                     $               --
      d. Total Liquidation Proceeds Received                        $       125,721.03
      e. Liquidation Proceeds Allocated to Owner Trust              $       118,941.75
      f. Liquidation Proceeds Allocated to Depositor                $         6,779.28
      g. Current Realized Losses                                    $     4,124,951.27
  4.  Prepaid Contacts
      a. Number of Prepaid Contracts with respect
         to Collection Period                                                      560
                                                                                   ---
      b. Required Payoff Amounts of Prepaid Contracts               $     6,558,542.05
  5.  Purchased Contracts (by TCC)
      a. Number of Contracts Purchased by TCC with
         respect to Collection Period                                                0
      b. Required Payoff Amounts of Purchased Contracts             $               --

6.   Delinquency Status of Contracts (End of Collection Period)

                -----------------------------------------------------------------------------
                                                                           % of Aggregate
                  Number of        % of          Aggregate Required         Required Payoff
                  Contracts      Contracts         Payoff Amounts              Amounts
                -----------------------------------------------------------------------------
a. Current         60,331         92.83%         $    980,963,441.91             92.62%
b. 31-60 days       2,593          3.99%         $     44,555,394.05              4.21%
c. 61-90 days       1,091          1.68%         $     19,392,518.55              1.83%
d. 91-120 days        511          0.79%         $      7,070,736.32              0.67%
e. 120+ days          465          0.72%         $      7,107,466.16              0.67%
f. Total           64,991        100.00%         $  1,059,089,556.99            100.00%

7.   Historical Delinquency Experience with Respect to Contracts

   ------------------------------------------------------------------------------------------------------------------------
                               % of                     % of                       % of                      % of
                             Aggregate                Aggregate                  Aggregate                Aggregate
                          Required Payoff          Required Payoff            Required Payoff          Required Payoff
                              Amounts                  Amounts                    Amounts                  Amounts
       Collection
          Periods       31-60 Days Past Due      61-90 Days Past Due       91-120 Days Past Due       120+ Days Past Due
   -------------------------------------------------------------------------------------------------------------------------
      6/30/99                  4.21%                    1.83%                      0.67%                    0.67%
      5/31/99                  5.11%                    1.70%                      0.68%                    0.58%
      4/30/99                  4.19%                    1.28%                      0.53%                    0.52%
      3/31/99                  4.41%                    1.34%                      0.56%                    0.54%
      2/28/99                  5.64%                    1.79%                      0.58%                    0.45%
      1/31/99                  5.45%                    1.51%                      0.69%                    0.01%
      12/31/98                 4.64%                    1.30%                      0.01%                    0.01%

8.   Historical Loss Experience With Respect to Contracts

                                  ------------------------------------------------------------------------------------------
                                            Collection        3 Collection     6 Collection Periods    Cumulative Since
                                              Period         Periods Ending           Ending             Cut-off Date
                                              June-99            June-99              June-99
                                  ------------------------------------------------------------------------------------------
a. Number of Liquidated Contracts               529                829                 1,035                1,067
b. Number of Liquidated
   Contracts as a Percentage
   of Initial Contracts                       0.189%             0.295%               0.369%                0.380%
c. Required Payoff Amounts of
   Liquidated Contracts                      4,243,893          9,168,472           12,335,132            12,832,463
d. Liquidation Proceeds Allocated
   to Owner Trust                             118,942            381,082              685,939              726,518
e. Aggregate Current Realized
   Losses                                    4,124,951          8,787,390           11,649,193            12,105,944
f. Aggregate Current Realized
   Losses as a Percentage of
   Cut-off Date Contract Pool
   Principal Balance                          0.307%             0.654%               0.867%                0.901%

II.   Information Regarding the Securities
    1.  Summary of Balance Information

     -----------------------------------------------------------------------------------------------------------------------------

                                     Principal Balance as of  Class Factor as of    Principal Balance as of    Class Factors as of
       Class                Coupon        July 15, 1999          July 15, 1999           June 15, 1999            June 15, 1999
                             Rate         Payment Date           Payment Date             Payment Date             Payment Date

     -----------------------------------------------------------------------------------------------------------------------------
  a. Class A-1 Notes       5.195000%     $61,920,767.68             0.19213              $99,770,013.93              0.30957
  b. Class A-2 Notes       5.290000%     $85,272,196.00             1.00000              $85,272,196.00              1.00000
  c. Class A-3 Notes       5.450000%     $470,004,229.00            1.00000             $470,004,229.00              1.00000
  d. Class A-4 Notes       5.450000%     $201,430,384.00            1.00000             $201,430,384.00              1.00000
  e. Class A-5 Notes       5.500000%     $99,460,711.31             0.80946             $102,864,049.53              0.83716
  f. Class B Notes         5.660000%     $15,442,996.00             1.00000              $15,442,996.00              1.00000
  g. Class C Notes
     (Quarterly Paying)    6.190000%     $51,029,031.00             1.00000              $51,029,031.00              1.00000
  h. Total                 7.210000%     $74,529,242.00             1.00000              $74,529,242.00              1.00000
                              N.A.     $1,059,089,556.99            0.78868            $1,100,342,141.46             0.81940



Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,059,089,556.99 and the CCA Balance is $84,647,265.58.

2.  Monthly Principal Amount
    a. Principal Balance of Notes and Equity Certificates
       (End of Prior Collection Period)                                       $     1,100,342,141.46
    b. Contract Pool Principal Balance (End of Collection Period)             $     1,045,538,072.68
    c. Monthly Principal Amount                                               $        54,804,068.78
3.  Gross Collections
    a. Scheduled Payments Received                                            $        36,820,128.08
    b. Liquidation Proceeds Allocated to Owner Trust                          $           118,941.75
    c. Required Payoff Amounts of Prepaid Contracts                           $         6,558,542.05
    d. Required Payoff Amounts of Purchased Contracts                         $                --
    e. Proceeds of Clean-up Call                                              $                --
    f. Investment Earnings on Collection Account and Note Distribution        $            91,209.19
    g. Extension Fees Allocated to Owner Trust                                $               481.81
    h. Total Gross Collections (sum of (a) through (g))                       $        43,589,302.88

4.  Determination of Available Funds                                          $        43,589,302.88
    a. Total Gross Collections                                                $         3,907,084.50
    b. Withdrawal from Cash Collateral Account                                $        47,496,387.38
    c. Total Available Funds

5.  Application of Available Funds

    ------------------------------------------------------------------------------------------
                   Item                           Amount             Remaining Available Funds
    ------------------------------------------------------------------------------------------
    a.    Total Available Funds                                               $ 47,496,387.38
    b.    Servicing Fee                       $  1,131,220.46                 $ 46,365,166.92
    c.    Interest on Notes:
          i) Class A-1 Notes                  $    431,921.02                 $ 45,933,245.91
          ii) Class A-2 Notes                 $    375,908.26                 $ 45,557,337.65
          iii) Class A-3 Notes                $  2,134,602.54                 $ 43,422,735.11
          iv) Class A-4 Notes                 $    914,829.66                 $ 42,507,905.45
          v) Class A-5 Notes                  $    471,460.23                 $ 42,036,445.22
          vi) Class B Notes                   $     72,839.46                 $ 41,963,605.75
          vii) Class C Notes                  $    263,224.75                 $ 41,700,381.00
          viii) Class D Notes                 $    447,796.53                 $ 41,252,584.47
    d.    Principal of Notes
          i) Class A-1 Notes                  $ 37,849,246.25                 $  3,403,338.22
          ii) Class A-2 Notes                 $             -                 $             -
          iii) Class A-3 Notes                $             -                 $  3,403,338.22
          iv) Class A-4 Notes                 $             -                 $             -
          v) Class A-5 Notes                  $  3,403,338.22                 $          0.00
          vi) Class B Notes                   $             -                 $             -
          vii) Class C Notes                  $             -                 $          0.00
          viii) Class D Notes                 $             -                 $             -
    e.    Deposit to Cash
          Collateral Account                  $             -                 $          0.00
    f.    Amount to be applied in
          accordance with CCA
          Loan Agreement                      $             -                 $             -
    g.    Balance, if any, to Equity
          Certificates                        $             -                 $          0.00

III. Information Regarding the Cash Collateral Account

1.  Balance Reconciliation
    -------------------------------------------------------------------------------------------------
                                                                                    July 15, 1999
                                     Item                                           Payment Date
    -------------------------------------------------------------------------------------------------
    a.    Available Cash Collateral Amount (Beginning)                             88,554,350.08
    b.    Deposits to Cash Collateral Account                                                  -
    c.    Withdrawals from Cash Collateral Account                                  3,907,084.50
    d.    Releases of Cash Collateral Account Surplus
          (Excess, if any of (a) plus (b) minus (c) over (f))                                  -
    e.    Available Cash Collateral Amount (End)
          (Sum of (a) plus (b) minus (c) minus (d))                                84,647,265.58
    f.    Requisite Cash Collateral Amount                                         94,000,846.00
    g.    Cash Collateral Account Shortfall
          (Excess, if any, of (f) over (e))                                         9,353,580.42
2.        Calculation of Requisite Cash Collateral Amount
    a.    For Payment Dates from, and including, the
          January 1999 Payment Date  to,
          and including, the December 1999 Payment Date
          1) Initial Cash Collateral Amount                                        94,000,846.00
    b.    For Payment Dates from, and including, the
          January 2000 Payment Date until
          the Final Payment Date, the sum of
          1) 8.25% of the Contract Pool Principal Balance
          2) The Aggregate Principal Balance of the Notes
             and the Equity Certificate Balance less the
             Contract Pool Principal Balance
          3) Total ((1) plus (2))
    c.    Floor equal to the lesser of
          1) 1.25% of Cut-Off Date Contract Pool Principal
             Balance ($16,785,865); and
          2) the Aggregate Principal Balance of the Notes
            and the Equity Certificate Balance
    d.    Requisite Cash Collateral Amount

3.        Calculation of Cash Collateral Account Withdrawals
    a.    Interest Shortfalls                                                                   -
    b.    Principal Deficiency Amount                                                3,907,084.50
    c.    Principal Payable at Stated Maturity Date of
          Class of Notes or Equity Certificates                                                 -
    d.    Total Cash Collateral Account Withdrawals                                  3,907,084.50

IV.    Information Regarding Distributions on Securities

-----------------------------------------------------------------------------------------------------------
         Distribution                 Class A-1            Class A-2         Class A-3        Class A-4
            Amounts                     Notes                Notes             Notes            Notes
-----------------------------------------------------------------------------------------------------------
1. Interest Due                    $    431,921.02       $ 375,908.26     $ 2,134,602.54       $ 914,829.66
2. Interest Paid                   $    431,921.02       $ 375,908.26     $ 2,134,602.54       $ 914,829.66
3. Interest Shortfall
((1) minus (2))                    $             -       $          -     $            -       $          -
4. Principal Paid                  $ 37,849,246.25       $          -     $            -       $          -
5. Total Distribution Amount       $ 38,281,167.27       $ 375,908.26     $ 2,134,602.54       $ 914,829.66
((2) plus (4))



--------------------------------------------------------------------------------------------------------------------
         Distribution             Class A-5          Class B         Class C        Class D
           Amounts                  Notes             Notes           Notes          Notes                Totals
--------------------------------------------------------------------------------------------------------------------
1. Interest Due                 $   471,460.23     $ 72,839.46    $ 263,224.75     $ 447,796.53       $  5,112,582.46
2. Interest Paid                $   471,460.23     $ 72,839.46    $ 263,224.75     $ 447,796.53       $  5,112,582.46
3. Interest Shortfall
((1) minus (2))                 $            -     $         -    $          -     $          -       $             -
4. Principal Paid               $ 3,403,338.22     $         -    $          -     $          -       $ 41,252,584.47
5. Total Distribution Amount    $ 3,874,798.45     $ 72,839.46    $ 263,224.75     $ 447,796.53       $ 46,365,166.93
((2) plus (4))


V.      Information Regarding Other Pool Characteristics

--------------------------------------------------------------------------------------
                                                As of End of         As of End of
                 Item                              June-99              May-99
                                              Collection Period    Collection Period
--------------------------------------------------------------------------------------
1.  Original Contract Characteristics
    a.    Original Number of Contracts            69,983                N.A.
    b.    Cut-Off Date Contract Pool
          Principal Balance                   $1,342,869,226            N.A.
    c.    Original Weighted Average
           Remaining Term                          46.30                N.A.
    d.    Weighted Average
          Original Term                            56.50                N.A.
2.  Current Contract Characteristics
    a.    Number of Contracts                     64,991               66,335
    b.    Average Contract
          Principal Balance                       $16,087              $16,371
    c.    Weighted Average
          Remaining Term                           41.2                 42.0

VI. Newcourt Equipment Trust Securities 1998-2 Prepayment Schedule


------------------------------------------------------------------
Payment Date                                     Since Issue
  Period                                             CPR
------------------------------------------------------------------

0                       December-98
1                        January-99                1.060%
2                          Feb-99                  4.881%
3                          Mar-99                  9.207%
4                         April-99                 10.595%
5                          May-99                  10.294%
6                          Jun-99                  9.272%
7                          Jul-99                  9.814%





VII. Purchased, Liquidated and Paid Contracts

     A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among Newcourt Equipment Trust Securities 1998-2, Antigua Funding Corporation, The Bank of New
   York, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on July 15, 1999.

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                                    AT&T Capital Corporation

                                    Thomas G. Adams
                                    ---------------
                                    Thomas G. Adams
                                    Senior Vice President, Financial Reporting